          As filed with the Securities and Exchange Commission on April 25, 2001
                                                     Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                          ___________________________

                               3COM CORPORATION
            (Exact name of Registrant as specified in its charter)

                          ___________________________


           DELAWARE                                         94-2605794
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)

                              5400 Bayfront Plaza
                          Santa Clara, CA  95052-8145
                                (408) 326-5000
 (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                          ___________________________

    Amended and Restated 3Com Corporation 1984 Employee Stock Purchase Plan
                           (Full title of the plan)

                          ___________________________

                                Mark D. Michael
                 Vice President, Secretary and General Counsel
                               3Com Corporation
                              5400 Bayfront Plaza
                          Santa Clara, CA  95052-8145
                                (408) 326-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ___________________________

                                  Copies to:
                           Katharine A. Martin, Esq.
                    Wilson Sonsini Goodrich & Rosati, P.C.
                              650 Page Mill Road
                       Palo Alto, California 94304-1050

                        CALCULATION OF REGISTRATION FEE

                        _______________________________

====================================================================================================================================
                                                                         Proposed                   Proposed
                                                  Amount                 Maximum                    Maximum             Amount of
    Title of Securities to                         to be              Offering Price               Aggregate          Registration
        be Registered                          Registered/(1)/         Per Share/(2)/          Offering Price/(2)/       Fee/(2)/
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value, to be
issued pursuant to the Amended and
Restated 3Com Corporation 1984 Employee
Stock Purchase Plan......................        9,200,000                  $5.27                 $48,484,000          $12,121
====================================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock that become issuable under the Amended and Restated 3Com Corporation 1984 Employee Stock Purchase Plan described herein (the "Plan") by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the Registrant's receipt of consideration that results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Estimated in accordance with Rule 457(c) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee on the basis of $5.27 per share, which was the average of the high and low prices of the Registrant's Common Stock, quoted by the National Association of Securities Dealers Automated Quotation System on April 23, 2001.

================================================================================

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     The following documents filed by 3Com Corporation (the "Registrant") with the Securities and Exchange Commission are incorporated herein by reference:

REGISTRANT FILINGS                PERIOD OR DATE FILED
------------------                --------------------

Annual Report on Form 10-K......  For the fiscal year ended June 2, 2000.

Quarterly Reports on Form 10-Q..  For the quarterly periods ended March 2, 2001,
                                  December 1, 2000, and September 1, 2000.

The description of the
 Registrant's common stock
 set forth in the Registrant's
 registration statement on
 Form 8-A filed pursuant to
 Section 12 of the Securities
 and Exchange Act, including
 any amendment or report filed
 with the Securities and
 Exchange Commission for the
 purpose of updating this
 description....................  September 18, 1984.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

         Section 145 of the General Corporation Law of the State of Delaware authorizes a Delaware corporation to indemnify officers, directors, employees, and agents of the corporation, in connection with actual or threatened actions, suits or proceedings provided that such officer, director, employee, or agent acted in good faith and in a manner such officer reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. This authority is sufficiently broad to permit indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended.

         The Registrant's By-laws provide for indemnification of officers and directors to the fullest extent permitted by Delaware law. In addition, the Registrant has, and intends in the future to enter into, agreements to provide indemnification for directors and officers in addition to that provided for in the By-laws.

         The Registrant maintains insurance on behalf of any person who is a director or officer against any loss arising from any claim asserted against such person and expense incurred by such person in any capacity, subject to certain exclusions.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

    Exhibit
    Number                                      Description
---------------        ---------------------------------------------------------
     4.1               Amended and Restated 3Com Corporation 1984 Employee Stock
                       Purchase Plan.
     5.1               Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                       Corporation.
    23.1               Consent of Deloitte & Touche LLP, Independent Auditors.
    23.2               Consent of Wilson Sonsini Goodrich & Rosati, Professional
                       Corporation (contained in Exhibit 5.1 to this registration statement).
    24.1               Power of attorney (contained on signature pages of this
                       registration statement).

Item 9.  Undertakings.

     (a)   The undersigned Registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
                (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and
                (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the forgoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on this 20th day of April, 2001.

                                    3COM CORPORATION

                                    By:   /s/ Bruce Claflin
                                          -----------------
                                          Bruce Claflin
                                          President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bruce Claflin his attorney-in-fact, with full power of substitution in each, for him in any and all capacities to sign any amendments to this registration statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                   Title                               Date
-------------------------------------    -----------------------------------------    -------------------
/s/ Bruce Claflin                                      President and                      April 20, 2001
-------------------------------------             Chief Executive Officer
Bruce Claflin                                  (Principal Executive Officer)

/s/ Michael Rescoe                            Senior Vice President, Finance and          April 20, 2001
-------------------------------------        Planning and Chief Financial Officer
Michael Rescoe                                     (Principal Financial and
                                                     Accounting Officer)

/s/ Fred Anderson                                         Director                        April 24, 2001
-------------------------------------
Fred Anderson

/s/ Eric A. Benhamou                                      Director                        April 24, 2001
-------------------------------------
Eric A. Benhamou

/s/ Casey G. Cowell                                       Director                        April 24, 2001
-------------------------------------
Casey G. Cowell

               Signature                                   Title                               Date
-------------------------------------    -----------------------------------------    -------------------
/s/ James E. Cowie                                        Director                        April 24, 2001
-------------------------------------
James E. Cowie

/s/ Gary T. DiCamillo                                     Director                        April 24, 2001
-------------------------------------
Gary T. DiCamillo

/s/ Jean-Louis Gassee                                     Director                        April 24, 2001
-------------------------------------
Jean-Louis Gassee

/s/ Philip C. Kantz                                       Director                        April 24, 2001
-------------------------------------
Philip C. Kantz

/s/ James R. Long                                         Director                        April 24, 2001
-------------------------------------
James R. Long

/s/ Jan Peters                                            Director                        April 24, 2001
-------------------------------------
Jan Peters

/s/ Raj Reddy                                             Director                        April 24, 2001
-------------------------------------
Raj Reddy

/s/ Paul G. Yovovich                                      Director                        April 24, 2001
-------------------------------------
Paul G. Yovovich

/s/ William F. Zuendt                                     Director                        April 24, 2001
-------------------------------------
William F. Zuendt

                               INDEX TO EXHIBITS

    Exhibit
    Number                                      Description
---------------     ------------------------------------------------------------

      4.1           Amended and Restated 3Com Corporation 1984 Employee Stock
                    Purchase Plan.
      5.1           Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                    Corporation.
     23.1           Consent of Deloitte & Touche LLP, Independent Auditors.
     23.2 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 to this registration statement).
     24.1 Power of attorney (contained on signature pages of this registration statement).